UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K
__________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                                                           September 2, 2009

Lexicon Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30111	76-0474169
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8800 Technology Forest Place
The Woodlands, Texas 77381
(Address of principal executive
offices and Zip Code)

(281) 863-3000
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

We are reissuing our historical consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Annual Report”) filed on March 6, 2009, and the accompanying selected financial data and management’s discussion and analysis of financial condition and results of operation, in connection with our adoption on January 1, 2009 of Statement of Financial Accounting Standard No. 160 (“SFAS No. 160”), “Noncontrolling Interests in Consolidated Financial Statements,” which amends Accounting Research Bulletin No. 51, “Consolidated Financial Statements.”

SFAS No. 160 is required to be applied prospectively as of the beginning of the fiscal year in which the statement is initially applied, except for the presentation and disclosure requirements, which are required to be applied retrospectively for all periods presented.  We are filing this Current Report on Form 8-K (this “Current Report”) to include the retrospective presentation and disclosure requirements on our audited consolidated financial statements as of December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008.

This Current Report updates Items 6, 7 and 8 of the 2008 Annual Report to reflect the retrospective application of SFAS No. 160 and the updated financial information is attached to this Current Report as Exhibit 99.1, 99.2 and 99.3, respectively.  This Current Report is not being filed to correct any error or omission in the financial or other information previously filed in the 2008 Annual Report and no other information in the 2008 Annual Report has been otherwise updated for events or developments that occurred subsequent to the filing of the 2008 Annual Report.  Accordingly, this Current Report should be read in conjunction with the Annual Report and our filings made with the Securities and Exchange Commission subsequent to the filing of the Annual Report, including any amendments to those filings.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.		Description
23.1	—	Consent of Independent Registered Public Accounting Firm
99.1	—	Selected Financial Data (adjusted to reflect the retrospective application of SFAS No. 160)
99.2	—	Management’s Discussion and Analysis of Financial Condition and Results of Operations (adjusted to reflect the retrospective application of SFAS No. 160)
99.3	—	Financial Statements and Supplementary Data (adjusted to reflect the retrospective application of SFAS No. 160)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lexicon Pharmaceuticals, Inc.

/s/ Jeffrey L. Wade
Date: September 2, 2009	By:	Jeffrey L. Wade Executive Vice President and General Counsel

Index to Exhibits

Exhibit No.		Description
23.1	—	Consent of Independent Registered Public Accounting Firm
99.1	—	Selected Financial Data (adjusted to reflect the retrospective application of SFAS No. 160)
99.2	—	Management’s Discussion and Analysis of Financial Condition and Results of Operations (adjusted to reflect the retrospective application of SFAS No. 160)
99.3	—	Financial Statements and Supplementary Data (adjusted to reflect the retrospective application of SFAS No. 160)